SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                [Amendment No. ]

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            AmeriVest Properties Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
          Not applicable

     2.   Aggregate number of securities to which transaction applies:
          Not applicable

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not applicable

     4.   Proposed maximum aggregate value of transaction:
          Not applicable

     5.   Total fee paid:
          Not applicable

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid: Not applicable

     2.   Form, Schedule or Registration Statement No.: Not applicable

     3.   Filing Party: Not applicable

     4.   Date Filed: Not applicable

                            AMERIVEST PROPERTIES INC.
                      1780 South Bellaire Street, Suite 515
                             Denver, Colorado 80222
                                 (303) 297-1800

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held June 20, 2001

     The Annual Meeting Of Shareholders of AmeriVest Properties Inc. ("AmeriVest" or "we" or "us") will be held on June 20, 2001 at 10:00 a.m. (Denver time) at the offices of Patton Boggs LLP, 1660 Lincoln Street, Suite 1900, Denver, Colorado 80264, for the following purposes:

     1.   To elect three Class 2 directors to our Board Of Directors;

     2. To consider and vote upon a proposal recommended by the Board Of Directors to issue shares of our common stock as a portion of the purchase price for an entity whose sole assets are two office buildings located in Denver, Colorado;

     3. To ratify the selection of Arthur Andersen LLP to serve as our independent certified accountants for the year ending December 31, 2001; and

     4. To transact any other business that properly may come before the meeting.

     Only the shareholders of record as shown on the transfer books of AmeriVest at the close of business on May 10, 2001 are entitled to notice of, and to vote at, the shareholders meeting.

     All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy may revoke it at any time before it is exercised by delivering written notice of revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person at the shareholders meeting, that the proxy be returned.

     ALL SHAREHOLDERS ARE EXTENDED A CORDIAL INVITATION TO ATTEND THE SHAREHOLDER MEETING.

                                         By the Board Of Directors



                                         ALEXANDER S. HEWITT
                                         Corporate Secretary

Denver, Colorado
May 22, 2001

                                 PROXY STATEMENT

                            AMERIVEST PROPERTIES INC.
                      1780 South Bellaire Street, Suite 515
                             Denver, Colorado 80222
                                 (303) 297-1800

                         ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  June 20, 2001

     This proxy statement is provided in connection with the solicitation of proxies by the Board Of Directors of AmeriVest Properties Inc., a Maryland corporation, to be voted at the Annual Meeting Of Shareholders of AmeriVest to be held at 10:00 a.m. (Denver time) on June 20, 2001 at the offices of Patton Boggs LLP, 1660 Lincoln Street, Suite 1900, Denver, Colorado 80264, or at any adjournment or postponement of the meeting. We anticipate that this proxy statement and the accompanying form of proxy will be first mailed or given to shareholders on or about May 22, 2001.

     The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated on the proxies. Unless otherwise directed, the shares represented by proxies will be voted as follows: (1) for each of Robert W. Holman, Jr., Charles
K. Knight and Jerry J. Tepper as the nominees for Class 2 directors; (2) in favor of the issuance of shares of our common stock as a portion of the purchase price for Sheridan Plaza at Inverness, LLC, whose assets are two office buildings located in Denver, Colorado and related assets; and (3) in favor of the selection of Arthur Andersen LLP as our independent auditors, all as described in this proxy statement.

     A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to us, by substituting a new proxy executed at a later date, or by requesting, in person at the annual meeting, that the proxy be returned.

     The solicitation of proxies is to be made principally by mail; however, following the original solicitation, further solicitations may be made by telephone or oral communication with shareholders. Our officers, directors and employees may solicit proxies, but without compensation for such solicitation other than their regular compensation as employees of AmeriVest. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by those persons. We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing. All expenses involved in preparing, assembling and mailing this proxy statement and the enclosed material will be paid by us. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders.

     Unless the context indicates otherwise, the terms "us", "we", or "AmeriVest" shall be used in the proxy statement to include AmeriVest Properties Inc. and all its subsidiaries that existed during the period of reference.

                               RECENT DEVELOPMENTS

     In May 2001, our Giltedge Building Inc. subsidiary entered into contract to sell its Giltedge office building in Appleton, Wisconsin for $3,650,000. If the sale is completed, of which there is no assurance, we expect a gain on the sale of approximately $1,280,000. The net cash proceeds expected from this sale are estimated to be approximately $492,000. We expect to use the cash proceeds plus shares of our common stock to purchase Sheridan Plaza at Inverness, LLC in an IRS Section 1031 exchange. Sheridan Plaza at Inverness, LLC owns two multi-tenant office buildings and related assets in Denver, Colorado. We are seeking shareholder approval of the issuance of our shares of common stock as a portion of the purchase price pursuant to this proxy statement. See below, "Proposal No. 2--To Approve Issuance Of Shares Of Common Stock."

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     Our Articles Of Incorporation provide that our Board Of Directors is divided into three classes, designated Class 1, Class 2 and Class 3. Directors from each class are elected once every three years for a three-year term. John
A. Labate, James F. Etter and Harry P. Gelles serve as the Class 1 directors, Robert W. Holman, Jr., Charles K. Knight and Jerry J. Tepper serve as the Class 2 directors, and Robert J. McFann and William T. Atkins serve as the Class 3 directors. The term of each of Mr. Holman, Mr. Knight and Mr. Tepper expires at the annual meeting. The Board Of Directors previously elected Robert W. Holman, Jr. to serve as a Class 2 director in the position created by the retirement of Charles R. Hoffman. In addition, the Board Of Directors expanded the number of directors from seven to eight and elected Jerry J. Tepper to the Board as a Class 2 director. Because Messrs. Holman and Tepper were not elected by the shareholders, our Articles Of Incorporation provide that their terms expire at the annual meeting. At the annual meeting, the shareholders will elect three Class 2 directors to hold office until the annual meeting of shareholders to be held in the year 2004, and thereafter until their successors are elected and have qualified. The affirmative vote of a majority of the shares represented at the meeting is required to elect each director. Cumulative voting is not permitted in the election of directors. Consequently, each shareholder is entitled to one vote for each share of common stock held in the shareholder's name. In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for each of Mr. Holman, Mr. Knight and Mr. Tepper as nominees of the Board Of Directors for Class 2 directors of AmeriVest.

     There is no nominating committee of the Board Of Directors. Our bylaws provide that the Board Of Directors, or a nominating committee of the Board if one is formed in the future, will consider nominations for directors submitted by shareholders in accordance with the bylaws. To be considered, the nominations generally must be submitted to the corporate Secretary of AmeriVest not less than 53 days or more than 90 days prior to any meeting of the shareholders at which directors are to be elected. Each notice of nomination of directors by a shareholder must set forth the following:

     o the name, age, business address and, if known, residence address of each nominee proposed in that notice,

     o the principal occupation or employment of each such nominee for the five years preceding the date of the notice,

     o the number of shares of stock of AmeriVest that are beneficially owned by each nominee, and

     o any arrangement, affiliation, association, agreement or other relationship of the nominee with any shareholder of AmeriVest.

The chairman of any meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with this procedure and that the defective nomination will be disregarded.

     Each of Messrs. Holman, Knight and Tepper has consented to be named in this proxy statement as a nominee for director and to serve on the Board if elected. It is not anticipated that any of Messrs. Holman, Knight and Tepper will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board Of Directors may recommend.

     The following table sets forth, with respect to each director, the director's age, his positions and offices with AmeriVest, the expiration of his term as a director, and the year in which he first became a director. Individual background information concerning each of the directors follows the table. For additional information concerning the directors, including ownership of our common stock and compensation for serving as a director, see "Executive Compensation", and "Transactions Between AmeriVest And Related Parties".


                                                                      Expiration Of Term      Initial Date As
Name                     Age      Position with AmeriVest                 As Director            Director
----                     ---      -----------------------                 -----------            --------
William T. Atkins         52      Chief Executive Officer,            2002 Annual Meeting          1999
                                  Director (Class 3), and Chairman
                                  of the Board

Charles K. Knight         44      President and Director (Class 2)    2001 Annual Meeting          1999

James F. Etter            58      Director (Class 1)                  2003 Annual Meeting          1995

Harry P. Gelles*          67      Director (Class 1)                  2003 Annual Meeting          2000

Robert W. Holman, Jr.     57      Director (Class 2)                  2001 Annual Meeting          2001

John A. Labate*           52      Director (Class 1)                  2003 Annual Meeting          1995

Robert J. McFann          85      Director (Class 3)                  2002 Annual Meeting          1994

Jerry J. Tepper*          64      Director (Class 2)                  2001 Annual Meeting          2000

----------

(*)  Member of the Audit Committee of the Board.

     William T. Atkins has served as a director of AmeriVest since August 1999, since December 1999, as our Chief Executive Officer and, since December 2000, as Chairman of the Board. He is also Chairman and a managing member of Sheridan Realty Advisors, LLC. Since 1990, he has served as President of Sheridan Realty Corp., of which he is a principal stockholder and co-founder. Sheridan Realty Corp. is involved in the commercial real estate business and serves as the general partner of Sheridan Realty Partners, L.P, the former owner of the Keystone Buildings. Since 1996, Mr. Atkins has also served as general partner of Atkins Ltd. Partnership, an investment company. Since 1996, Mr. Atkins has served as a director of Rock River Trust Company, which is involved in trust administration, and from 1996 through 1998 he served as President of Rock River Trust Company. Mr. Atkins earned a Bachelor of Arts degree in economics from Stanford University in 1971.

     Charles K. Knight has served as our President since October 2000, as a director of AmeriVest since August 1999 and, from December 1999 to October 2000, as a Vice President and our corporate Secretary. He is also the President and a managing member of Sheridan Realty Advisors, LLC. Since 1998, Mr. Knight has served as Vice President and a member of Sheridan Development, LLC. From 1996 through 1998, Mr. Knight was the owner and served as the President of Abaco Investment Group, a real estate investment company. From 1993 through 1996, Mr. Knight served as Vice President - Sales and Marketing of Menda Scientific Products, Inc. Mr. Knight received his Bachelor of Administration degree in Experimental Psychology from the University of California at Santa Barbara in 1977, and his Juris Doctor and Master of Business Administration degrees from the University of California at Los Angeles in 1982. Mr. Knight is licensed to practice law in the States of Colorado and New York and maintains an inactive license in California.

     Robert W. Holman, Jr. has served as a director of AmeriVest since March 2001. Mr. Holman is also a director of I-Star Financial, a publicly-traded finance company. He is the co-founder of TriNet Corporate Realty Trust and served ten years as Chief Executive Officer and Chairman of the Board of TriNet and its predecessor, Holman/Shidler Capital, Inc., until the 1999 merger of TriNet and Starwood Financial. Starwood Financial changed its name to I-Star Financial in April 2000. Mr. Holman graduated from the University of California at Berkeley with a degree in economics, earned a Master's degree in economics from Lancaster University, England, where he was a British Council Fellow, and is a former Harvard University Loeb Fellow. He has served as a board member, director or senior executive for a number of companies in the U.S., Britain and Mexico in the building materials, construction, finance, Internet commerce, real estate and travel industries.

     James F. Etter served as our President from May 1995 until October 2000, as our Chief Financial Officer from July 1996 until December 1999, and as our Chief Executive Officer from January 1997 until December 1999. From 1994 until May 1995, Mr. Etter acted as a consultant with respect to real estate acquisitions not related to us. Mr. Etter received his Masters of Business Administration and his Bachelors of Business Administration degrees from the University of Cincinnati. He is a member of the Financial Executives Institute and the National Investor Relations Institute.

     Harry P. Gelles has served as a director of AmeriVest since June 2000. Mr. Gelles has been a private investor since 1985. During 1998, Mr. Gelles briefly served as a Managing Director of Cruttenden Roth, Inc., an investment banking firm. Mr. Gelles has fifteen years experience in investment banking, serving as a senior executive with White Weld & Co., Dean Witter, Goldman Sachs & Company and Chelsea Management Company. Mr. Gelles also has extensive experience in real estate with Del Webb Corporation for eight years and as a private investor in several real estate development projects in Colorado Springs, Phoenix and Sacramento. Mr. Gelles serves on the Board Of Directors of Investors Research Fund, Inc., a public mutual fund company, and on numerous private and charitable boards. Mr. Gelles received his Bachelor of Arts and Master of Business Administration degrees from Harvard University.

     John A. Labate has served as a director of AmeriVest since May 1995 and as a member of the Audit Committee since July 1995. Since September 1999, Mr. Labate has been Vice President and Chief Financial Officer of Optical Security Group, Inc. From 1997 to August 1999, Mr. Labate was Vice President and Chief Financial Officer of GeoBiotics, Inc., a Denver based mineral technology company. Prior to 1997, Mr. Labate served as the Chief Financial Officer, Secretary, and Treasurer of Crown Resources Corporation, a publicly traded, Denver, Colorado based international gold mining and exploration company. Mr. Labate received his Bachelor of Science degree in accounting from San Diego State University.

     Robert J. McFann has served as a director of AmeriVest since August 1994. He also served as our corporate Secretary from May 1995 until December 1999. Prior to his retirement in 1996, Mr. McFann was the principal owner and President of Hy Grade Meat Company, a private company that grew to a mid-sized hotel and restaurant supply house under his direction. Prior to 1996, he also was a member of the Board Of Directors of the Bank Of Aurora.

     Jerry J. Tepper has served as a director of AmeriVest since December 2000. Mr. Tepper has been president of Tepco, Inc., a privately-held real estate investment company, since 1997, president of CF Group Ltd., a privately-held investment company in the retail food business, since 1964, and president of Schoenberg Farms, Inc., a dairy product company, since 1987. Through Schoenberg Farms, Inc., Mr. Tepper is the company's largest stockholder, owning more than 12 percent of the company's outstanding common stock. Prior to forming Tepco, Mr. Tepper was also a director of Citizens Bank in Westminster, Colorado, when it was purchased by Vectra Bank in 1999. From 1975 through 1980, Mr. Tepper was a director of Regal Petroleum, and from 1979 to 1983 he was a member of the United States Chamber of Commerce Food and Agriculture Committee.

     Other Executive Officers

     D. Scott Ikenberry, 51, has served as our Chief Financial Officer and as a member of Sheridan Realty Advisors, LLC since December 1999. Mr. Ikenberry has been Chief Financial Officer of Sheridan Realty Corp. and other Sheridan Group companies since August 1993. Mr. Ikenberry received his Bachelor of Science degree in Accounting from the University of Denver in 1972 and his Master in Professional Accounting (Taxation) degree from the University of Texas at Austin in 1976. He is a member of the American Institute of Certified Public Accountants and the Colorado Society of Certified Accountants and is a licensed real estate broker in Colorado.

     Alexander S. Hewitt, 43, has served as a Vice President of AmeriVest since January 2000, as corporate Secretary since October 2000 and as Vice Chairman of the Advisor since December 1999. Since 1990, Mr. Hewitt has also served as Vice President of Sheridan Realty Corp., of which he is a principal stockholder and co-founder and has held senior positions with other Sheridan Group companies. Since 1996, Mr. Hewitt has served as a director of Rock River Trust Company, which is involved in trust administration. Mr. Hewitt earned a Bachelor of Arts degree in economics and a Bachelor of Science degree in Physics from Knox College in Galesburg, Illinois in 1982.

     John B. Greenman, 46, has served as a Vice President of AmeriVest since January 2000, and as a Senior Vice President of the Advisor since December 1999. Since 1994, he has served as Vice President of Sheridan Realty Corp. and as a senior officer of other Sheridan Group companies. Mr. Greenman is a member of the Urban Land Institute. He graduated from Amherst College in 1976 and in 1979 received his Master of Arts degree from the School of Advanced International Studies at Johns Hopkins University.

Committees And Meetings

     The Board maintains an Audit Committee which was formed to perform the following functions: recommend to the Board the independent auditors to be employed; discuss the scope of the independent auditors' examination; review the financial statements and the independent auditors' report; solicit recommendations from the independent auditors regarding internal controls and other matters; review all related party transactions for potential conflicts of interest; make recommendations to the Board; and perform other related tasks as requested by the Board. During the year ended December 31, 2000, the Audit

Committee, currently consisting of Messrs. Gelles, Labate and Tepper, met one time. The functions of the Audit Committee and its activities during 2000 are described below under the heading "Audit Committee Report". During the year ended December 31, 2000, the Board examined the composition of the Audit Committee in light of the adoption by the American Stock Exchange of new rules governing audit committees. Based upon this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the Exchange's new rules.

     The Board Of Directors met ten times during 2000 and each director participated in at least 90 percent of those meetings.

Audit Committee Report

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent AmeriVest specifically incorporates this Report by reference therein.

     During the year ended December 31, 2000, the Audit Committee of the Board Of Directors developed a charter for the Committee, which was adopted by the full Board on June 6, 2000. The complete text of the new charter, which reflects standards set forth in new Securities and Exchange Commission ("SEC") regulations and American Stock Exchange rules, is reproduced in the appendix to this proxy statement.

     The Audit Committee oversees AmeriVest's financial reporting process on behalf of the Board Of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements in AmeriVest's Annual Report on Form 10-KSB for the year ended December 31, 2000.

     The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of AmeriVest's accounting principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61, as amended. In addition, the Committee discussed with the independent auditors the auditors' independence from management and AmeriVest, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The Committee considered whether the auditors' providing services on behalf of AmeriVest other than audit services is compatible with maintaining the auditors' independence.

     The Committee discussed with AmeriVest's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of AmeriVest's internal controls, and the overall quality of AmeriVest's financial reporting. The Committee met once in 2000 and has thus far met twice during fiscal 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board Of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the SEC. The Committee also has recommended to the Board the selection of AmeriVest's independent auditors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10 percent of our common stock to file with the Securities And Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. We believe that during the year ended December 31, 2000, our officers, directors and holders of more than 10 percent of our common stock complied with all Section 16(a) filing requirements, except that Alexander Hewitt was late in filing a Form 4, Statement of Changes Of Beneficial Ownership Of Securities, concerning one transaction and Jerry Tepper and Harry Gelles were late in filing a Form 3, Initial Statement of Beneficial Ownership of Securities. In making these statements, we have relied upon the written representations of our directors and officers and our review of the monthly statements of changes filed with us by our officers and directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth in summary form the compensation received during each of the last three successive completed fiscal years ended December 31, 2000 by William T. Atkins, our Chief Executive Officer, James F. Etter, our former President, and Mr. Charles K. Knight, our President. No other employees received total salary and bonus exceeding $100,000 during any of the last three fiscal years.

                                               Summary Compensation Table
                                               --------------------------
                                                                                  Long Term Compensation
                                                                                  ----------------------
                                          Annual Compensation                     Awards            Payouts
                          --------------------------------------------------  ------------------------------

                                                                Other Annual  Restricted           All other
Name and                  Fiscal     Salary        Bonus        Compensation   Stock     Options   Payouts   Compensation
Principal Position         Year      ($)(1)        ($)(2)          ($)(3)     Awards(#)    (#)      ($)(3)      ($)(4)
-------------------------------------------------------------------------------------------------------------------------
William T. Atkins          2000      $  -0-          -0-          -0-           -0-       -0-          -0-       -0-
Chief Executive Officer    1999 (5)  $  -0-          -0-          -0-           -0-      12,000        -0-       -0-

Charles K. Knight          2000 (6)  $  -0-          -0-          -0-           -0-       -0-          -0-       -0-
President

James F. Etter             2000      $126,788 (9)    -0-        $15,000 (8)(9)  -0-      10,000        -0-       -0-
Former President           1999      $120,750      $15,326 (7)  $15,000 (8)     -0-       -0-          -0-       -0-
                           1998      $115,000      $20,000      $15,000 (8)     -0-      10,000        -0-       -0-
----------

(1)  The dollar value of base salary (cash and non-cash) received.

(2) The dollar value of bonus (cash and non-cash) received during the year indicated.

(3) AmeriVest does not have in effect any plan that is intended to serve as incentive for performance to occur over a period longer than one fiscal year except for our 1995 Stock Option Plan and 1998 Stock Option Plan. AmeriVest has entered into an agreement with Sheridan Realty Advisors, LLC that provides for performance-based incentives.

(4) All other compensation received that AmeriVest could not properly report in any other column of the Summary Compensation Table including annual AmeriVest's contributions or other allocations to vested and unvested defined contribution plans, and the dollar value of any insurance premiums paid by, or on behalf of, AmeriVest with respect to term life insurance for the benefit of the named executive officer, and, the full dollar value of the remainder of the premiums paid by, or on behalf of, AmeriVest.

(5)  Mr. Atkins became Chief Executive Officer of AmeriVest on December 22,
     1999.

(6)  Mr. Knight became President of AmeriVest on October 2, 2000.

(7) Consists of $15,326 for accrued vacation time from 1997 through December 31, 1999.

(8) Consists of $12,000 to reimburse for medical and life insurance coverage and a $3,000 contribution to SIMPLE IRA Plan for 2000, 1999 and 1998.

(9) Consists of compensation paid under the employment agreement and the severance agreement described below.

Option Grants Table

     The following table sets forth information concerning individual grants of stock options made during the fiscal year ended December 31, 2000 to each named executive officer.

              Option Grants For Fiscal Year Ended December 31, 2000
              -----------------------------------------------------

                              % of Total Options
                  Options    Granted to Employees   Exercise or Base  Expiration
    Name        Granted (#)     in Fiscal Year      Price ($/Share)      Date
    ----        -----------     --------------      ---------------      ----
James F. Etter    10,000             17%              $5.00/Share      01/01/05
John A. Labate    12,000             21%              $4.75/Share      12/31/05
Robert J. McFann  12,000             21%              $4.75/Share      12/31/05


Aggregated Option Exercises And Fiscal Year-End Option Value Table

     The following table provides certain summary information concerning stock option exercises during the fiscal year ended December 31, 2000 by the named executive officers and the value of unexercised stock options held by the named executive officers as of December 31, 2000.


                                         Aggregated Option Exercises
                                   For Fiscal Year Ended December 31, 2000
                                        And Year-End Option Values (1)

                                                             Number of Securities         Value of Unexercised
                                                       Underlying Unexercised Options     In-the-Money Options
                                                         at Fiscal Year-End (#) (4)    at Fiscal Year-End ($) (5)
                                                         --------------------------    --------------------------
                   Shares Acquired    Value
        Name       on Exercise (2)    Realized ($) (3)   Exercisable   Unexercisable   Exercisable   Unexercisable
        ----       ---------------    ----------------   -----------   -------------   -----------   -------------
William T. Atkins         0                   0             8,000          4,000              0            0
Charles K. Knight         0                   0             8,000          4,000              0            0
James F. Etter            0                   0            70,000              0        $15,310            0
----------

(1) No stock appreciation rights are held by any of the named executive officers.

(2) The number of shares received upon exercise of options during the year ended December 31, 2000.

(3) With respect to options exercised during the year ended December 31, 2000, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(4) The total number of unexercised options held as of December 31, 2000, separated between those options that were exercisable and those options that were not exercisable on that date.

(5) For all unexercised options held as of December 31, 2000, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. These values are shown separately for those options that were exercisable, and those options that were not yet exercisable, on December 31, 2000. As required, the price used to calculate these figures was the closing sale price of the common stock at year's end, which was $4.75 per share on December 29, 2000.

Employment Contracts And Termination Of Employment And Change-In-Control Arrangements

     Advisory Agreement With Sheridan Realty Advisors

     Under the advisory agreement that we entered into with Sheridan Realty Advisors, LLC effective January 1, 2000, Sheridan Realty Advisors received incentive compensation in the form of five-year warrants to purchase up to 750,000 shares of common stock at $5.00 per share (the "Advisor Warrants") as an advisory fee based on new real property acquisitions. For additional information concerning the Advisors Warrants, see below, "Sheridan Realty Advisors' Warrants". William T. Atkins, our Chief Executive Officer and Chairman of our Board, is the co-manager, Chairman and a 20 percent owner of Sheridan Realty Advisors. Charles K. Knight, President and a director of AmeriVest, is the co-manager, President and a 20 percent owner of Sheridan Realty Advisors. D. Scott Ikenberry, our Chief Financial Officer, is the Chief Financial Officer and a 20 percent owner of Sheridan Realty Advisors. Messrs. Alexander S. Hewitt and John B. Greenman, each of whom is a Vice President, are the Vice-Chairman and Vice President, respectively, and 20 percent owners of Sheridan Realty Advisors.

     Employment Agreement With James F. Etter

     We entered into an employment agreement (the "Etter Agreement") with James
F. Etter, our former President, for the period from January 1, 1998 until December 31, 2000, which replaced a previous agreement effective as of January 1, 1996. For the 1999 fiscal year, the Etter Agreement provided for the payment of salary at the rate of $10,062.50 per month. For the 2000 fiscal year, the Etter Agreement provided for salary at the rate of $10,565.63 per month. The Etter Agreement also provided that we would reimburse Mr. Etter for up to $12,000 annually for medical and insurance expenses paid by Mr. Etter until we adopted health care plans covering these matters. Effective January 1, 2000, Mr. Etter was covered under the medical insurance plan maintained by Sheridan Realty Advisors on behalf of all AmeriVest employees.

     On December 9, 1998, the Board granted to Mr. Etter a bonus of $20,000 for 1998 and options to purchase 10,000 shares of common stock. On December 23, 1999, the Board authorized a payment to Mr. Etter of $15,326 for unused accrued vacation.

     The Etter Agreement also provided that if we were acquired by another company, and if the acquiring company did not offer Mr. Etter a position in the Denver area at a salary level equal to or greater than his then current salary, then all unexercised stock options held by Mr. Etter would immediately become exercisable, and we would pay Mr. Etter an amount equal to one year's salary.

     Effective January 1, 2000, we entered into a Severance Protection Agreement (the "Severance Agreement") with Mr. Etter that is separate from the Etter Agreement. We agreed with Mr. Etter to continue paying him salary and benefits for 18 months if he is terminated by AmeriVest other than for cause. These payments would be reduced by the amount of any severance payments made to Mr. Etter pursuant to the Etter Agreement.

     Effective September 30, 2000 (the "Termination Date"), we entered into a Separation Agreement And Release with Mr. Etter under which it was mutually agreed to terminate Mr. Etter's employment. Mr. Etter agreed to resign from his positions as an officer of AmeriVest and, as applicable, as an officer and director of each of AmeriVest's subsidiaries and affiliates and AmeriVest agreed to pay Mr. Etter the following compensation, benefits and options:

     o During the period of October 1, 2000 through and including June 30, 2002 (the "Severance Period"), AmeriVest will pay Mr. Etter $10,565.63 per month, with payments being made on AmeriVest's usual payroll dates. No additional compensation for vacation and sick days will accrue or be payable to Mr. Etter after the Termination Date.

     o During the Severance Period, AmeriVest will pay Mr. Etter an additional $1,000 per month to be used by Mr. Etter to reimburse AmeriVest for medical, dental and vision insurance premiums on behalf of Mr. Etter and Mr. Etter's dependents and beneficiaries, or to pay such premiums directly, including payment of premiums for life insurance in effect on the Termination Date.

     o As of the Termination Date, Mr. Etter received 15,000 of the Advisor Warrants issued by AmeriVest to Sheridan Realty Advisors, LLC and 10,000 additional stock options from AmeriVest with the same terms and conditions concerning vesting, term and exercise price as the Advisor Warrants. The exercisability of the 15,000 Advisor Warrants allocated to the benefit of Mr. Etter is governed by the terms of the Advisory Agreement between AmeriVest and the Advisor. See below, "--Sheridan Realty Advisors' Warrants."

1995 Stock Option Plan

     Pursuant to our 1995 Stock Option Plan (the "1995 Plan"), we may grant options to purchase an aggregate of 130,000 shares of our common stock to key employees, directors and other persons who have contributed or are contributing to our success. The options granted pursuant to the 1995 Plan may be incentive options qualifying for beneficial tax treatment for the recipient or they may be non-qualified options. With respect to options granted to persons other than our directors who are not also our employees, the 1995 Plan is administered by an option committee that determines the terms of the options subject to the requirements of the 1995 Plan. Under the terms of the 1995 Plan, the Board Of Directors is permitted to serve, and has served, as the option committee. In May 1995, four outside directors were granted an aggregate of 48,000 options with an exercise price of $5.00 per share pursuant to the 1995 Plan, one-third of the options granted becoming exercisable on each December 30 for three years thereafter, provided that the recipient was still a director on that date. 12,000 of these options expired without being exercised. In December 1997, three outside directors were granted an aggregate of 36,000 options with an exercise price of $4.4375 per share pursuant to the 1995 Plan, and with one-third of the options granted becoming exercisable on each December 30 for three years thereafter, provided that the recipient was still a director on that date. At December 31, 2000, options to purchase an aggregate of 123,500 shares of common stock were outstanding under the 1995 Plan. The option committee or the Board may grant additional options to purchase 6,500 shares pursuant to the 1995 Plan.

1998 Stock Option Plan

     Pursuant to our 1998 Stock Option Plan (the "1998 Plan"), we may grant options to purchase an aggregate of 200,000 shares of common stock to key employees, directors and other persons who have or are contributing to our success. The options granted pursuant to the 1998 Plan may be incentive options qualifying for beneficial tax treatment for the recipient, non-qualified options, or non-qualified non-discretionary options. The terms of the 1998 Plan concerning incentive options and non-qualified options are substantially the same except that only our employees or employees of subsidiaries are eligible for incentive options, and employees and other persons who have contributed or are contributing to our success are eligible for non-qualified options. Non-qualified non-discretionary options may be granted only to outside directors. With respect to options granted to persons other than outside directors, the 1998 Plan also is administered by an option committee that determines the terms of the options subject to the requirements of the 1998 Plan. Under the terms of the 1998 Plan, the Board Of Directors is permitted to serve, and has served, as the option committee. The portion of the 1998 Plan concerning non-qualified, non-discretionary options provides that outside directors automatically receive options to purchase 12,000 shares pursuant to the 1998 Plan at the time of their initial election as an outside director. The options held by outside directors are not exercisable at the time of grant, but options to purchase 4,000 shares become exercisable for each outside director on December 30 of each of the first three years immediately following the date of grant of these options to the outside director. The exercise price for the non-qualified non-discretionary options is the fair market value of the common stock on the date these options are granted. Shares acquired upon exercise of these options cannot be sold for six months following the date of grant. If not previously exercised, non-qualified non-discretionary options that have been granted expire upon the later to occur of five years after the date of grant and two years after the date these options first became exercisable. The non-qualified non-discretionary options also expire 90 days after the optionholder ceases to be our director. At any time all of an outside director's options have become exercisable, non-qualified non-discretionary options to purchase an additional 12,000 shares, which are not exercisable at the time of grant, shall be granted automatically to that outside director.

     All options granted under the 1998 Plan will become fully exercisable upon the occurrence of a change in control of AmeriVest or of certain mergers or other reorganizations or asset sales described in the 1998 Plan. Options granted pursuant to the 1998 Plan are not transferable during the optionee's lifetime. Subject to the other terms of the 1998 Plan, the option committee has discretion to provide vesting requirements and specific expiration provisions with respect to the incentive options and non-qualified options granted. At December 31, 2000, options to purchase 79,500 shares of common stock were outstanding under the 1998 Plan and options to purchase 120,500 were available to be granted pursuant to the 1998 Plan.

Sheridan Realty Advisors' Warrants

     Under the advisory agreement that we entered into with Sheridan Realty Advisors effective January 1, 2000, Sheridan Realty Advisors received compensation designed to provide an incentive for its performance in the form of an advisory fee based on new real property acquisitions and the Advisor Warrants to purchase up to 750,000 shares of our common stock at $5.00 per share until January 1, 2005. Exercise of the warrants can occur after January 1, 2003 only if vesting has occurred. The warrants were issued as of January 1, 2000 and 225,000 warrants vested immediately. The balance of up to 525,000 warrants vest only upon completion of an acquisition, purchase or long-term lease of real property by us in an aggregate exercise price equal to 2.1 percent of the Equity Value of the property acquired. "Equity Value" is equal to the acquisition price of the property (before expenses of purchase) less any mortgage debt assumed or incurred in connection with the acquisition plus any capital expenditures and lease-up costs incurred in connection with the property during the first 12 months of ownership. The total amount of Equity Value of real property subject to the incentive compensation provision shall not exceed $25 million.

Compensation Of Outside Directors

     In 2000, we compensated outside directors $250 per month plus $300 for each meeting of the Board that they attended. Commencing January 1, 2001, we began compensating outside directors at a rate of $500 per month. We also reimburse directors for expenses incurred in attending meetings and for other expenses incurred on our behalf. In addition, each director who is not our employee or an employee of Sheridan Realty Advisors automatically receives non-qualified non-discretionary options to purchase shares of common stock.

                         BENEFICIAL OWNERS OF SECURITIES

     As of March 31, 2001, there were 3,171,381 shares of our common stock outstanding. The following table sets forth certain information as of that date with respect to the beneficial ownership of our common stock by each director and nominee for director, by all executive officers and directors as a group, and by each other person known by us to be the beneficial owner of more than five percent of our common stock:


Name and Address of                          Number of Shares          Percentage of
Beneficial Owner                          Beneficially Owned (1)    Shares Outstanding
----------------                          ----------------------    ------------------
William T. Atkins                              343,188 (2)                 10.8%
1780 South Bellaire Street, Suite 515
Denver, Colorado 80222

James F. Etter                                  71,000 (3)                  2.2%
31401 Shadow Mountain Drive
Conifer, CO  80433

Harry P. Gelles                                 10,094 (4)                   *
1114 State Street, Suite 236
Santa Barbara, California 93101

Alexander S. Hewitt                            360,772 (5)                 11.4%
1780 South Bellaire Street, Suite 515
Denver, CO 80222

Robert W. Holman, Jr.                           13,501 (6)                   *
P.O. Box 8
Pebble Beach, CA 93921

Charles K. Knight                               22,937 (7)                   *
1780 South Bellaire Street, Suite 515
Denver, Colorado 80222

John A. Labate                                  24,000 (8)                   *
5260 South Beeler Court
Englewood, Colorado  80111

                                       12


Name and Address of                          Number of Shares          Percentage of
Beneficial Owner                          Beneficially Owned (1)    Shares Outstanding
----------------                          ----------------------    ------------------

Robert J. McFann                                74,190 (8)(9)               2.3%
3260 Zephyr Court
Wheat Ridge, Colorado 80033

Jerry J. Tepper                                464,000 (10)                14.4%
7255 North Sheridan Street
Arvada, CO 80033

All Officers And Directors As A Group        1,383,783 (2-10)              41.1%
   (11 Persons)


Schoenberg Farms, Inc.                         350,000 (11)                10.9%
7255 North Sheridan Street
Arvada, CO 80002

Sheridan Realty Partners, L.P.                 200,788                      6.3%
1780 South Bellaire Street, Suite 515
Denver, CO 80222


----------
*Less than one percent

(1) "Beneficial ownership" is defined in the regulations promulgated by the SEC as having or sharing, directly or indirectly (1) voting power, which includes the power to vote or to direct the voting, or (2) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2) Includes 32,746 shares of common stock owned directly by Mr. Atkins; 217,093 shares in which Mr. Atkins has an indirect pecuniary interest, 194,801 shares of which he disclaims beneficial ownership; 8,000 shares of common stock underlying currently exercisable options; and 200 shares of common stock held by his minor children.

(3) Includes 1,000 shares of common stock owned directly by Mr. Etter; 70,000 shares of common stock underlying currently exercisable options held by Mr. Etter. See "Executive Compensation--Employment Contracts And Termination Of Employment And Change-In-Control Arrangements--Option Grants" for additional information concerning Mr. Etter's options.

(4) Includes 4,000 shares of common stock owned directly by Mr. Gelles and 6,000 shares of common stock underlying currently exercisable options and warrants held by Mr. Gelles.

(5) Includes 217,093 shares owned by entities in which Mr. Hewitt has an indirect pecuniary interest. Mr. Hewitt disclaims beneficial ownership over an aggregate of 174,448 shares of common stock.

(6) Includes 10,000 shares of common stock owned directly by Mr. Holman; 2,334 shares in which Mr. Holman has an indirect pecuniary interest; and 1,167 shares of common stock underlying currently exercisable warrants in which Mr. Holman has an indirect pecuniary interest.

(7) Includes 13,364 shares of common stock owned directly by Mr. Knight; 9,500 shares of common stock underlying currently exercisable options and warrants held by Mr. Knight; 200 shares of common stock held by his minor children; and 100 shares of common stock underlying currently exercisable warrants held by his minor children.

(8) Includes the following numbers of shares underlying options to purchase shares of common stock that currently are exercisable that were granted to each outside director pursuant to our 1995 and 1998 Stock Option Plans:
     John Labate, 24,000; and Robert McFann, 24,000.

(9)  Includes 50,190 shares of common stock directly owned by Mr. McFann.

(10) Includes 50,000 shares of common stock directly owned by Mr. Tepper; 360,000 shares of common stock in which Mr. Tepper has an indirect pecuniary interest; 4,000 shares of common stock underlying currently exercisable options held by Mr. Tepper; and 50,000 shares of common stock underlying currently exercisable warrants in which Mr. Tepper has an indirect pecuniary interest and in which he disclaims beneficial ownership over a portion of interest.

(11) Includes 300,000 shares of common stock directly owned by Schoenberg Farms, Inc. and 50,000 shares of common stock underlying currently exercisable warrants.

               TRANSACTIONS BETWEEN AMERIVEST AND RELATED PARTIES

     We have been involved in the following transactions with our current and past directors and officers and by persons known by us to be the beneficial owners of five percent or more of our common stock.

Asset Purchases

     Purchase Of Keystone Buildings

     Effective July 1, 1999, we completed the acquisition of three office buildings, known as the Keystone Buildings, located in suburban Indianapolis, Indiana from Sheridan Realty Partners, L.P., an affiliate of Sheridan Realty Advisors, LLC, our advisor, and an affiliate of Messrs. Atkins, Ikenberry, Knight, Hewitt and Greenman, senior members of our management team. See below, "--Relationships Among AmeriVest And Various Sheridan Group Entities". The Keystone Buildings contain a total of 95,836 square feet of rentable space. The total purchase price for the Keystone Buildings was $7,944,000, which we paid by assuming approximately $5,255,000 of existing debt and $116,400 of related escrow balances on the properties and issuing 541,593 shares of our common stock at the rate of $4.75 per share. In conjunction with the assumption of the debt, we also agreed to indemnify the original guarantors of this debt if we fail to repay it.

     As required pursuant to the Purchase And Sale Agreement with Sheridan Realty Partners, L.P. regarding our acquisition of the Keystone Buildings, we appointed William T. Atkins and Charles K. Knight to our Board. In December 1999, Mr. Atkins was elected as our Chief Executive Officer and Mr. Knight was elected as our Secretary. Mr. Atkins is the President and a 16.5 percent owner of Sheridan Realty Corp., which is the general partner of Sheridan Realty Partners. Sheridan Realty Corp. holds a one percent interest in Sheridan Realty Partners as the general partner and an additional 3.1335 percent interest as a limited partner. In connection with the acquisition of the Keystone Buildings, Mr. Atkins received approximately 30,196 of the shares of our common stock paid by us as a portion of the purchase price. A trust company for which Mr. Atkins serves as a director serves as trustee for trusts that also received 83,185 shares of our common stock. Mr. Atkins has no beneficial interest in any shares held by the trust company. Mr. Atkins is also the Chairman and a 20 percent owner of Sheridan Realty Advisors, LLC.

     We hired Sheridan Development, LLC to manage the Keystone Buildings for a one-year term commencing on July 1, 1999. During that term, Sheridan Development was responsible for all aspects of the management and operation of the Keystone Buildings and coordinating the leasing of the Keystone Buildings. As compensation, we pay a management fee equal to five percent of the gross monthly rental income received from the Keystone Buildings. This management agreement was terminated as of January 1, 2000 when Sheridan Realty Advisors became the property manager for all of our properties other than the Texas properties. See below, "--Agreement With Sheridan Realty Advisors, LLC".

     After we purchased the Keystone Buildings, Charles K. Knight purchased from the Crawford, Wilson, Ryan & Agulnick, P.C. Profit Sharing Plan (the "Plan"), a partner in Sheridan Realty Partners, L.P., the 5,343 shares to be received by the Plan as a portion of the purchase price. Mr. Knight paid the Plan $4.40 per share.

     Also, after our purchase of the Keystone Buildings, William T. Atkins and the Alexander S. Hewitt Trust purchased 3,589 shares of common stock from John
B. Greenman at a price of $4.75 per share. John Greenman is an employee of Sheridan Realty Advisors, LLC. Alexander S. Hewitt also received 53,079 of the shares of common stock paid by us as a portion of the purchase price for the Keystone Buildings. The Alexander S. Hewitt Revocable Trust is a 20 percent owner of Sheridan Realty Corp. A trust company for which Mr. Hewitt serves as a director serves as trustee for trusts that received an aggregate of 83,185 additional shares of common stock. Mr. Hewitt is also a beneficiary of some of these trusts. For additional information concerning the relationships of Messrs. Greenman, Hewitt and Ikenberry with AmeriVest and various Sheridan entities, see below, "--Relationships Among AmeriVest And Various Sheridan Group Entities".

     In order to pay a portion of the purchase price for the Panorama Falls Property, on May 25, 2000, we borrowed $225,000 from the Alexander S. Hewitt Trust, using $200,000 in connection with the purchase. This loan accrued interest at the prime rate, was due on demand after one year or five days after closing of our August 2000 public offering of Units of Common Stock and Warrants with proceeds to us of at least $2 million, and was unsecured. We had the right to prepay this loan at any time without penalty and did so in August 2000 with the proceeds of our public offering. Alexander S. Hewitt is a shareholder and officer of AmeriVest, an owner and officer of various Sheridan entities and a trustee and beneficiary of the Alexander S. Hewitt Trust. See below, "--Relationships Among AmeriVest And Various Sheridan Group Entities".

     Purchase Of Sheridan Investments, LLC Interest

     Effective July 1, 2000, we purchased, through our wholly owned subsidiary AmeriVest Inverness Inc., from Sheridan Realty Partners, LP, a 9.639 percent preferred limited liability company membership interest in Sheridan Investments, LLC (the "LLC Interest"). Sheridan Investments owns all the ownership interests of Sheridan Plaza at Inverness LLC, which owns a fee simple interest in two multi-tenant office buildings located at 383 and 385 Inverness Drive South in Denver, Colorado and related assets. The purchase price of the Sheridan Investments interest was $658,918 payable in the form of 65,892 units, with each unit consisting of two shares of our common stock and one redeemable common stock purchase warrant to purchase one share of our common stock for $5.00 per share until July 12, 2005. The agreement also provided for a reduction to the purchase price if, on or before October 31, 2000, a member of Sheridan

Investments sold a preferred limited liability company membership interest at a price less than the purchase price paid by us or Sheridan Investments issued additional preferred limited liability company membership interests with substantially the same terms as the Sheridan Investments interest at a price less than the purchase price paid by us. No such transaction occurred and no reduction in the purchase price took place. For information on our agreement to purchase 100 percent of Sheridan Plaza at Inverness LLC, see below, "--Purchase Of Sheridan Plaza at Inverness LLC". For additional information on relationships of AmeriVest and Sheridan Investments, LLC and Sheridan Plaza at Inverness LLC, see below, "--Relationships Among AmeriVest And Various Sheridan Group Entities".

     Purchase of Sheridan Plaza at Inverness LLC

     In April 2001, we entered into an agreement with Sheridan Investments, LLC for our AmeriVest Inverness Inc. subsidiary to purchase all the ownership interests of Sheridan Plaza at Inverness LLC. The agreement was amended in May 2001 to allow us, at our option, to pay a portion of the purchase price in cash, including the possibility that we could utilize the proceeds from the proposed sale of our Giltedge Building in Appleton, Wisconsin as part of an Internal Revenue Code Section 1031 exchange. Pursuant to the amended agreement, the purchase price of $6,928,646 is to be paid by having Sheridan Investments, LLC redeem our 9.639 percent preferred limited liability company membership interest in Sheridan Investments, LLC for $705,934 of the purchase price, by our paying in cash, at our election, up to $492,000 or such greater amount that is equal to the net cash proceeds from the sale of the Giltedge Building and by our paying the remaining purchase price by issuing up to 1,121,209 shares of common stock at the rate of $5.55 per share. We are seeking shareholder approval for this transaction in "Proposal No. 2 -- To Approve Issuance Of Shares Of Common Stock" in this proxy statement. For additional information on relationships of AmeriVest and Sheridan Investments, LLC and Sheridan Plaza at Inverness LLC, see below, "--Relationships Among AmeriVest And Various Sheridan Group Entities".

     Purchase of Key Man Life Insurance Policy

     On December 18, 2000, we authorized the purchase from Sheridan Investments, LLC of the key man life insurance policy maintained on the life of William T. Atkins, our Chairman and Chief Executive Officer. We agreed to pay $79,376 for this policy, which was the excess of the cash value of the policy over the total loan outstanding on the policy. We agreed to pay this purchase price by issuing shares of our restricted common stock valued at a price equal to the volume-weighted average trading price of the Company's common stock for the five most recent trading days preceding December 18, 2000. This resulted in a purchase price of $4.868 per share and a total purchase price of 16,305 shares. For additional information on relationships of AmeriVest and Sheridan Investments, LLC, see below, "--Relationships Among AmeriVest And Various Sheridan Group Entities".


Agreement With Sheridan Realty Advisors, LLC

     Effective January 1, 2000, we entered into an agreement with Sheridan Realty Advisors, LLC for it to assume responsibility for our day-to-day operations. Sheridan Realty Advisors manages our assets and assists and advises our Board on real estate acquisitions and investment opportunities. We pay Sheridan Realty Advisors an administrative fee, a property management and accounting fee and a construction management fee for these services. Our agreement with Sheridan Realty Advisors provided that the costs for these services in fiscal 2000 would be no greater than the costs incurred by us for providing these services ourselves or in obtaining them from outside sources in fiscal year 1999. In addition, Sheridan received incentive compensation in the form of five-year warrants to purchase up to 750,000 shares of our common stock at $5 per share and an advisory fee based on new real property acquisitions.

Issuance of the warrants was approved by our shareholders in the June 6, 2000 annual meeting of shareholders. Sheridan Realty Advisors, LLC plans to utilize the warrants as incentive compensation to its employees and employees of AmeriVest in amounts and subject to vesting requirements to be determined. For additional information on relationships of AmeriVest and Sheridan Realty Advisors, LLC, see below, "--Relationships Among AmeriVest And Various Sheridan Group Entities" and above "Executive Compensation And Termination Of Employment And Change-In-Control Arrangements--Employment Agreement With James F. Etter".

Relationships Among AmeriVest And Various Sheridan Group Entities

     All of our executive officers and three of our directors have been officers, directors or investors in various real estate investment companies that are related to our advisor. These partnerships, corporations and limited liability companies have collectively been known as The Sheridan Group of companies. The following table describes our officers and directors who have relationships with The Sheridan Group of companies:

      Name                                Positions With AmeriVest
      ----                                ------------------------
William T. Atkins                   Chief Executive Officer, Director and
                                    Chairman of the Board
Charles K. Knight                   President and Director
John Greenman                       Vice President
Alexander Hewitt                    Vice President and Secretary
D. Scott Ikenberry                  Chief Financial Officer
Robert W. Holman                    Director

     The following table describes the various Sheridan Group entities which have previously had or currently have a relationship with AmeriVest as described elsewhere in this section, the nature of that relationship and the ownership of officers, directors and principal shareholders in each entity.


Sheridan Group Entity       Primary Relationship to     Ownership of Sheridan Group Entity          Management of Sheridan
                            AmeriVest                                                               Entity
--------------------------------------------------------------------------------------------------------------------------
Sheridan Realty Advisors,   Advisor and Property        William Atkins - 20%                        Mr. Atkins - Chairman
LLC                         Manager (1)                 Charles Knight - 20%                        Mr. Hewitt - Vice
                                                        John Greenman - 20%                         Chairman
                                                        Hewitt Trust - 20%                          Mr. Knight - President
                                                        D. Scott Ikenberry - 20%                    Mr. Greenman - Senior
                                                                                                    Vice President
                                                                                                    Mr. Ikenberry - Chief
                                                                                                    Financial Officer

Sheridan Realty Partners,   6.3% shareholder (2)        Sheridan Realty Corp. - 1% general          Sheridan Realty Corp. -
L.P.                                                    partnership interest and 3.1335% limited    General Partner
                                                        partnership interest
                                                        Alexander Hewitt - beneficiary of two
                                                        trusts which own 20.15%

                                       17


Sheridan Group Entity       Primary Relationship to     Ownership of Sheridan Group Entity          Management of Sheridan
                            AmeriVest                                                               Entity
--------------------------------------------------------------------------------------------------------------------------

Sheridan Realty Corp.       None                        William Atkins - 16.5%                      Mr. Atkins - President
                                                        Hewitt Trust - 20.0%                        and Director
                                                                                                    Mr. Hewitt - Executive
                                                                                                    Vice President and
                                                                                                    Director
                                                                                                    Mr. Holman - Director
                                                                                                    Mr. Ikenberry - Chief Financial
                                                                                                    Officer and Director

Sheridan Investments, LLC   0.51% shareholder (3)       Atkins Ltd. Partnership - 14.056%           Sheridan Development, LLC
                                                        Hewitt Trust - 16.064%                      - Manager
                                                        Sheridan Management Corp. - 8.835%
                                                        Sheridan Development, LLC - incentive
                                                        interest (4)

Sheridan Management Corp.   None                        William Atkins - 50%                        Mr. Atkins - President and
                                                        Hewitt Trust - 50%                          Director
                                                                                                    Mr. Hewitt - Executive Vice
                                                                                                    President and Director

Sheridan Development, LLC   None                        William Atkins - 25.05%                     Mr. Atkins - Co-Manager
                                                        Hewitt Trust - 25.05%                       and President
                                                        John Greenman - 20.00%                      Mr. Knight - Vice
                                                        D. Scott Ikenberry - 15.00%                 President
                                                        Charles K. Knight - 14.90%

Sheridan Plaza at           None (5)                    Sheridan Investments, LLC - 100%            See "Sheridan Investments, LLC"
Inverness, LLC                                                                                      above in this table for
                                                                                                    additional information.

Notes:

(1) Sheridan Realty Advisors receives an administrative fee, a property management and accounting fee, a construction management fee and incentive compensation in the form of warrants to purchase up to 750,000 shares of AmeriVest common stock at $5 per share through December 2005. See, "--Agreement With Sheridan Realty Advisors, LLC".

(2)  Includes 197,676 shares issued in connection with the acquisition of a
     9.639 percent limited liability company interest in Sheridan Investments, LLC and additional shares from reinvestment of dividends through our dividend reinvestment plan (DRIP). This interest will be redeemed as part of the purchase price for our acquisition of Sheridan Plaza at Inverness, LLC. See, "--Asset Purchases--Purchase Of Sheridan Investments, LLC Interest" and "--Asset Purchases--Purchase Of Sheridan Plaza at Inverness, LLC". We purchased the Keystone Buildings from Sheridan Realty Partners effective July 1, 1999. See, "--Asset Purchases--Purchase Of Keystone Buildings".

(3) Includes 16,305 shares issued in connection with the acquisition of a key man life insurance policy on our Chairman and CEO. See, "--Asset Purchases--Purchase Of Key Man Life Insurance Policy". The proposed acquisition of Sheridan Plaza at Inverness by AmeriVest for up to 1,121,209 shares of AmeriVest common stock is not reflected in the table. Sheridan Investments, LLC is the owner of Sheridan Plaza at Inverness, LLC. See, "--Asset Purchases--Purchase Of Sheridan Plaza at Inverness, LLC." After the acquisition, assuming no additional common shares outstanding other than the shares issued to Sheridan Investments, Sheridan Investments will beneficially own up to 26.5 percent of AmeriVest for purposes of SEC regulations. Because of Internal Revenue Code rules concerning the determination of ownership for purposes of qualifying as a REIT differ from the SEC beneficial ownership rules, this beneficial ownership will not cause a violation of IRS rules concerning REIT share ownership.

(4) Sheridan Development receives a preferred distribution equal to 33 1/3 percent of distributions once other members have received a return of their original capital contribution plus their cumulative preferred return.

(5) After the transaction described in note (3) above, this entity will be 100 percent owned by AmeriVest. See, "--Asset Purchases--Purchase Of Sheridan Plaza at Inverness, LLC".

For a description of the beneficial ownership of our shares by each of Messrs. Atkins, Hewitt and Knight and Sheridan Realty Partners, L.P., see above, "Beneficial Owners Of Securities".

Conflicts Of Interest Policies

     The Board and our officers are subject to certain provisions of Maryland law which are designed to eliminate or minimize the effects of certain potential conflicts of interest. In addition, the bylaws provide that any transaction between us and an interested party must be fully disclosed to the Board, and that a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) must make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

     All future transaction between us and our officers, directors and five percent shareholders will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of independent, disinterested directors of AmeriVest. We believe that by following these procedures, AmeriVest will be able to mitigate the possible effects of these conflicts of interest.

     Other than as described in this section, there are no material relationships between us and our directors, executive officers or known holders of more than five percent of our common stock.

     PROPOSAL NO. 2 - TO APPROVE ISSUANCE OF SHARES OF COMMON STOCK

     The Board Of Directors recommends that the shareholders approve a proposal for AmeriVest to issue up to 1,121,209 shares of common stock to Sheridan Investments, LLC ("Sheridan Investments") as a portion of the purchase price to acquire all the ownership interests of Sheridan Plaza at Inverness, LLC ("Plaza"). Shareholder approval by a majority of votes cast in person or by proxy is required under the rules of the American Stock Exchange because some of the owners of Sheridan Investments include certain of our officers and directors. See above, "Transactions Between AmeriVest And Related Parties".

Interest To Be Acquired

     Effective April 1, 2001, we and our AmeriVest Inverness Inc. subsidiary entered into a purchase and sale agreement, which was amended on May 16, 2001 (the "Agreement"), with Sheridan Investments to purchase Sheridan Investments' 100 percent limited liability company membership interests in Plaza. AmeriVest Inverness is the owner of a 9.639 percent preferred limited liability company membership interest in Sheridan Investments. Plaza's assets consist of a fee simple interest in two multi-tenant office buildings located at 383 and 385 Inverness Drive South, Denver, Colorado, consisting of approximately 119,000 total rentable square feet on approximately 6.7 acres of land with 403 total parking spaces, including 78 underground parking spaces, and related assets. These buildings are known as "Sheridan Plaza at Inverness" and are referred to in this proxy statement as the "Property".

     We do not have any plans for major capital improvements for the Property and intend to hold the Property for income purposes. The Property must compete with several mid-rise office buildings in the area, but there is no dominant owner or building.

     The occupancy rate for the Property at December 31, 2000 was 100 percent. For 2000, the average effective annual rent per square foot for the Property was $21.68. The following is a schedule as of March 31, 2001 of lease expirations for the Property for the next ten years:

                                                                            Percentage of
                     Number of Leases    Total Area of   Annual Revenue of  Gross Rents On
                     That Will Expire   Expiring Leases   Expiring Leases   Expiring Leases
                     ----------------   ---------------   ---------------   ---------------
2001 (after March 31)        0                   0                  $0             0
2002                         6              10,738            $254,690            9.3%
2003                         7              13,805            $326,042           11.9%
2004                        14              38,006            $878,681           32.2%
2005                        15              56,171          $1,272,710           46.6%
2006 and after               0                   0                  $0             0


     Terms Of Mortgage. Plaza is responsible for the payment of the Mortgage secured by the Property, the terms of which include the following:

     o Principal amount of $14,975,000 with interest from December 15, 2000 through and including January 10, 2006 at the fixed rate of 7.90 percent.

     o Monthly installments of principal and interest of approximately $108,840, calculated on a 30-year amortization schedule.

     o Monthly payments for real estate tax and replacement reserve escrows, which payments currently are $42,000.

     o    Payment in full due on January 10, 2006.

General Nature Of Business Conducted In Sheridan Plaza at Inverness

     The Property is leased to various business entities for general office space purposes. After completing the purchase, we intend to continue to lease the Property for general office space purposes and to hold the Property for income from those leasing activities.

Contact Information

     The following are the complete names, addresses and telephone numbers of each of the principal executive offices of the parties to the Agreement:

                  AmeriVest Inverness Inc.
                  c/o President
                  1780 South Bellaire Street, Suite 515
                  Denver, Colorado 80222
                  Telephone: (303) 297-1800

                  Sheridan Investments, LLC
                  c/o Manager
                  1780 South Bellaire Street, Suite 515
                  Denver, Colorado 80222
                  Telephone: (303) 297-1800

                  Sheridan Plaza at Inverness, LLC
                  c/o Sheridan Investments, LLC
                  1780 South Bellaire Street, Suite 515
                  Denver, Colorado 80222
                  Telephone: (303) 297-1800

                  AmeriVest Properties Inc.
                  1780 South Bellaire Street, Suite 515
                  Denver, Colorado 80222
                  Telephone: (303) 297-1800

Summary Of  Proposed Transaction

     The following summary of the terms of the purchase and sale agreement is qualified by reference to the Agreement:

     o Purchase Price. The purchase price for Plaza is $6,928,646 payable as follows: $705,934 by delivering the LLC Interest, by paying in cash, at our election, up to $492,000 or such greater amount that is equal to the net cash proceeds we receive from the proposed sale of our Giltedge Building, and by our paying the remaining amount of the purchase price by issuing up to 1,121,209 shares of our common stock, $.001 par value, at the rate of $5.55 per share (the "AmeriVest Shares"). If the shareholders do not approve the issuance of the AmeriVest Shares, the Agreement terminates.

     o Contingencies. The purchase of Plaza is contingent upon the occurrence of the following:

          o Our satisfaction with the review of the Property and its operations, including the leases for Property, Sheridan Investments' financial records concerning Plaza and the Property, and other matters.

          o Receipt of our shareholders' approval to the issuance of the shares for the purchase of Plaza.

     o Closing. The purchase of the Property is scheduled to close as soon as practicable after the approval of the majority of our shareholders sought in this proxy statement.

     o    Registration Rights.

          o Demand: after one year from the closing date, Sheridan Investments, or if the shares issued as part of the purchase price have been transferred to Sheridan Investments' members, holders of at least 50 percent of the shares issued as part of the purchase price, may request that we file a registration statement to cover the resale of the shares; or

          o Piggyback: anytime after one year and prior to the second anniversary of the closing date, if we register the sale of shares for our own account, we will register the transfer of any of the shares issued as part of the purchase price for the account of Sheridan Investments or its members.

     o Dividend Reinvestment Plan. Sheridan Investments will enroll 50 percent of the AmeriVest Shares in our Dividend Reinvestment Plan for a period of at least two years after the closing date.

Determination Of Purchase Price; Appraisal

     The purchase price of the Property was determined by negotiations among AmeriVest Inverness, Sheridan Investments, Plaza and us. The purchase price was based on the excess of Plaza's assets over its liabilities as shown on its March 31, 2001 balance sheet. In evaluating the Property and negotiating the purchase price, we considered the location and nature of the Property, the age and quality of the buildings, local economic conditions, and the flexibility of paying a portion of the purchase price in shares of our common stock. In addition, we reviewed a copy of a November 2000 appraisal of $21.7 million for the Property, which was updated for us in March 2001, from Cushman and Wakefield of Colorado, Inc., a professional appraiser practicing in the Colorado area.

Reasons For Purchasing The Property

     We determined to purchase the Property because of the history of performance of the buildings and the fit of the buildings in our profile of acquiring small to medium sized office buildings. We also concluded that our ability to purchase the Property utilizing stock, and without having to pay cash as part of the purchase price, was beneficial to our shareholders and to AmeriVest. See also, "--Determination Of Purchase Price; Appraisal" above.

Accounting Treatment Of Purchase Of The Property

     The purchase of the Property will be treated as a purchase for accounting purposes, utilizing the historical adjusted cost basis from the previous owner. Such treatment is required because AmeriVest Inverness and Sheridan Investments are deemed to be related parties. As a result, the purchase price and expenses incurred by us in connection with the purchase of the Property that relate to the buildings themselves will be depreciated on a straight-line basis over a term of 38 years.

Federal Income Tax Consequences Of Purchase Of The Property

     The purchase of the Property will not result in a taxable event for us under federal income tax laws. The basis of the Property for federal income tax purposes will be recorded using a carryover basis for the 9.639% currently owned, with the remaining 90.361% recorded at fair market value.

Real Estate Taxes

     For 2000, the real estate taxes for the Property were $286,893, which is equal to 10.8 percent of the assessed value of the Property for real estate tax purposes as determined by the Douglas County Assessors Office.

No Federal Or State Regulatory Requirements

     We are not aware of any federal or state regulatory requirements that must be met in order to acquire the Property, other than compliance with the securities laws with respect to the solicitation of proxies and the issuance of the shares for a portion of the purchase price.

Reports, Opinions, And Appraisals

     The appraisal of the Property prepared in November 2000 in connection with financing secured by the Property and updated for us in March 2001 (the "Appraisal") provided to us by Sheridan Investments was, to the best of Sheridan Investments' knowledge, prepared by Cushman and Wakefield of Colorado, Inc. (the "Appraiser") in accordance with industry standards and accurately reflects the fair market value of the Property as of the date of the Appraisal. The purpose of the Appraisal was to conclude the market value of the Property. The Appraiser used a cost approach, sales comparison approach and income capitalization approach and concluded a market value of the Property of $22,000,000 as of March 1, 2001 using the income capitalization approach.

     The appraisers that inspected the Property and prepared the Appraisal report are Members of the Appraisal Institute and Directors of Cushman and Wakefield of Colorado, Inc., Valuation Advisory Services. Together, the appraisers have more than 25 years of appraisal and real estate experience.

     In connection with prior financings, the Appraiser previously appraised the Property in October 1999 for Heller Financial, Inc. and in November 2000 for Lend Lease Mortgage Capital, L.P. The Appraiser has also appraised Sheridan Center, another office complex owned by AmeriVest, for the lender. The Appraiser was paid a fee of $2,500 for the Appraisal.

Related Transactions

     Sheridan Investments, LLC is a 0.51 percent shareholder of AmeriVest and is an affiliate of Sheridan Realty Advisors, LLC, our advisor, and an affiliate of our executive officers. Further information concerning transactions between and among the parties to the Agreement in the last two years is described above under "Proposal No. 1--Election of Directors--Relationships Among AmeriVest And Various Sheridan Group Entities".

     After giving effect to the issuance of additional shares of common stock in the proposed acquisition and assuming no other issuance of shares of common stock, Sheridan Investments, LLC will own up to 1,137,514 shares, or approximately 26.5 percent of our total outstanding shares. When added to the shares owned by other Sheridan affiliates, including Sheridan Realty Partners, L.P., and shares owned directly or indirectly by individual members of Sheridan Realty Advisors, Sheridan and its affiliates will own up to 1,539,654 shares, or approximately 35.9 percent of our outstanding shares. Because Internal Revenue Code rules concerning the determination of ownership for purposes of qualifying as a REIT differ from the SEC beneficial ownership rules, this beneficial ownership will not cause a violation of IRS rules concerning REIT share ownership.

Dissenters Rights

     Dissenters to the approval of the issuance of the shares have no appraisal rights.

Required Vote; Board Recommendation

     The approval of a majority of the shares represented at the annual meeting will be required to approve the issuance of shares to Plaza.

     The Board Of Directors unanimously recommends a vote "FOR" the proposal to approve the issuance of shares to Sheridan Investments, LLC.

Plaza Financial Statements And Pro Forma Financial Information

     The following historical financial statements of Plaza were prepared by Plaza and provided to AmeriVest for this proxy statement. The pro forma financial information represents the historical financial information of AmeriVest as of December 31, 2000 as adjusted for the proposed sale of the Giltedge Building and the acquisition of Plaza and was prepared by AmeriVest based upon the historical financial statements of AmeriVest and Plaza.

                              FINANCIAL INFORMATION

                                      INDEX


(a) Financial Statements of Real Estate Properties Acquired:

      Report of Independent Public Accountants                              F-1

      Statements of Revenue and Certain Expenses for the three months ended March 31, 2001 and 2000 (unaudited) and the years ended
         December 31, 2000 and 1999                                         F-2

      Notes to Statements of Revenue and Certain Expenses                   F-3


(b) Unaudited Pro Forma Financial Information:

      Pro Forma Financial Information                                       F-5

      Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2001   F-6

      Unaudited Pro Forma Consolidated Statements of Operations:
         For the three months ended March 31, 2001                          F-7
         For the year ended December 31, 2000                               F-8

      Notes to Unaudited Pro Forma Consolidated Financial Statements        F-9


(c) Statement of Estimated Taxable Operating Results and Cash to be Made
      Available by Operations (unaudited)                                   F-11

      Note to Statement of Estimated Taxable Operating Results and Cash
         to be Made Available by Operations (unaudited)                     F-12

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Management of
    Sheridan Plaza at Inverness, LLC:


We have audited the accompanying statements of revenue and certain expenses of Sheridan Plaza at Inverness, LLC (see Note 1) for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Company's revenue and expenses and/or financial position.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses of Sheridan Plaza at Inverness, LLC for the years ended December 31, 2000 and 1999, in conformity with accounting principles generally accepted in the United States.





                                              Arthur Andersen LLP


Denver, Colorado,
         March 23, 2001.



                        SHERIDAN PLAZA AT INVERNESS, LLC

                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES


                                    For the Three Months Ended   For the Years Ended
                                             March 31,               December 31,
                                    -------------------------- -----------------------
                                        2001          2000        2000         1999
                                     ----------   ----------   ----------   ----------
                                     (unaudited)  (unaudited)
REVENUE:
     Rental revenue                  $  706,829   $  437,362   $2,574,343   $  379,631
     Other revenue                          418         --            855        3,153
                                     ----------   ----------   ----------   ----------

                    Total revenue       707,247      437,362    2,575,198      382,784
                                     ----------   ----------   ----------   ----------

CERTAIN EXPENSES:
     Repairs and maintenance             61,078       51,299      210,871       39,917
     Utilities                           44,964       47,129      174,710       31,387
     Property taxes                      73,822       73,592      286,892       60,766
     Property management fees            35,881       20,975      124,540        7,672
     Operating services                  14,020       21,594       75,700       48,713
                                     ----------   ----------   ----------   ----------

                    Total expenses      229,765      214,589      872,713      188,455
                                     ----------   ----------   ----------   ----------

EXCESS REVENUE OVER CERTAIN
     EXPENSES                        $  477,482   $  222,773   $1,702,485   $  194,329
                                     ==========   ==========   ==========   ==========



      The accompanying notes are an integral part of these financial statements.

                                         F-2


                        SHERIDAN PLAZA AT INVERNESS, LLC

               NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                           DECEMBER 31, 2000 AND 1999



NOTE 1 - BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses reflect the operations of Sheridan Plaza at Inverness, LLC ("Sheridan Plaza"). Sheridan
Plaza owns two office buildings located in Denver, Colorado (the "Property").
Construction of the Property began in 1998 and was complete in May 1999. The
Property contains approximately 119,000 net rentable square feet and is located on approximately 6.7 acres of land. As of December 31, 2000 and 1999, the Property had an occupancy percentage of 100% and approximately 61%, respectively. As of March 31, 2001 and 2000, the Property had an occupancy percentage of 100% and approximately 78%, respectively.

Sheridan Plaza is expected to be acquired by a subsidiary of AmeriVest
Properties Inc. ("AmeriVest") from its parent company, Sheridan Investments, LLC
("Sheridan Investments"), a related party, in June 2001.

The accounting records of Sheridan Plaza are maintained on the accrual basis.
The accompanying statements of revenue and certain expenses are prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

Interim Information (Unaudited)
-------------------------------
In the opinion of management, the unaudited information as of March 31, 2001 and
2000 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the three months ended March 31, 2001 and 2000. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.


                                      F-3


NOTE 2 - OPERATING LEASES

Sheridan Plaza's revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable.

Future minimum rentals on these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2000, are as follows:

             December 31:
                 2001                               $ 2,806,196
                 2002                                 2,818,198
                 2003                                 2,312,601
                 2004                                 2,032,718
                 2005                                   554,486
                                                    -----------
                                                    $10,524,199

One tenant, a law firm, accounted for approximately 10% and 12% of the revenues for the years ended December 31, 2000 and 1999, respectively, and accounts for approximately 12% of the future minimum rentals above.

NOTE 3 - RELATED PARTY TRANSACTIONS

Sheridan Plaza pays a management fee for property management services. Sheridan
Realty Advisors, LLC ("SRA") was the property manager in 2000 and Sheridan
Development, LLC ("SDC") was the property manager in 1999. Both SRA and SDC are principally owned by two individuals who are founding members of Sheridan
Investments. The fee is 5% of gross rentals and other receipts from the operations of the Property. During 2000 and 1999, Sheridan Plaza incurred
$124,540 and $7,672, respectively, in property management fees.

Certain costs of Sheridan Plaza, including operating, payroll and benefit costs, were paid on its behalf by SRA and SDC in 2000 and 1999, respectively. These costs were allocated to Sheridan Plaza and recorded at cost. For the years ended
December 31, 2000 and 1999, these costs totaled $73,405 and $16,290, respectively.

NOTE 4 - SUBSEQUENT EVENT (UNAUDITED)

On May 1, 2001, AmeriVest announced an agreement with Sheridan Investments to purchase 100% of the ownership interests of Sheridan Plaza, effective April 1, 2001. For accounting purposes, the purchase price for Sheridan Plaza is $7,073,368, payable as follows: $699,376 by AmeriVest delivering its 9.639% preferred limited liability company membership interest in Sheridan Investments, approximately $492,000 or such amount that is equal to the net cash proceeds from the proposed sale of the Giltedge Building, and the remainder payable in up to 1,121,209 shares of AmeriVest common stock, $.001 par value, at a rate of $5.69 per share (based on an average market price of the shares over a period of several days before and after the date of the announcement of the acquisition).
The agreement is contingent upon receipt of majority shareholder approval, and is scheduled to close as soon as practicable after such approval is obtained.


                                      F-4


                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                         PRO FORMA FINANCIAL INFORMATION



The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of March 31, 2001, as adjusted for the sale of the Giltedge Building and the acquisition of Sheridan Plaza, as if both transactions had occurred on March 31, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 combine the historical operations of AmeriVest with the historical operations of Sheridan Plaza and subtract the historical operations of the Giltedge Building, as if both transactions had occurred at the beginning of the periods presented.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and Sheridan Plaza. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in AmeriVest's Form 10-KSB/A-2 filed for the year ended
December 31, 2000 and Form 10-QSB filed for the quarter ended March 31, 2001.



                                      F-5


                                            AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                                           MARCH 31, 2001
                                                             (Unaudited)


                                                                 Historical
                                                 --------------------------------------------
                                                                                  Sheridan         Pro Forma          Pro Forma
                                                  AmeriVest        Giltedge         Plaza         Adjustments          Combined
                                                 ------------    ------------    ------------    ------------        ------------
ASSETS
   Investment in Real Estate
      Land                                       $  8,761,566    $   (290,915)   $  1,526,331    $       --          $  9,996,982
      Building and improvements                    34,808,776      (3,696,099)     14,267,185       1,740,795  (a)     47,120,657
      Furniture, fixtures and equipment                68,188            --            73,123         (17,280) (a)        124,031
      Tenant improvements                             764,587         (98,984)      2,693,435      (2,693,435) (a)        665,603
      Tenant leasing commissions                      578,325          (7,358)        691,934        (691,934) (a)        570,967
      Less: accumulated depreciation and
              amortization                         (3,537,121)      1,718,233      (1,742,876)      1,742,876  (a)     (1,818,888)
                                                 ------------    ------------    ------------    ------------        ------------

         Net Investment in Real Estate             41,444,321      (2,375,123)     17,509,132          81,022          56,659,352


   Cash and cash equivalents                        1,135,295            --           113,598            --    (b)      1,248,893
   Investment in unconsolidated affiliate, net        573,797            --              --          (573,797) (c)           --
   Accounts receivable                                131,532            (635)         14,730            --               145,627
   Deferred rent receivable                           568,733         (32,873)        302,647            --               838,507
   Deferred financing costs, net                      393,026         (60,088)        159,837            --               492,775
   Prepaid expenses, escrows and other assets         754,524            (813)        357,057            --             1,110,768
                                                 ------------    ------------    ------------    ------------        ------------

                    Total Assets                 $ 45,001,228    $ (2,469,532)   $ 18,457,001    $   (492,775)       $ 60,495,922
                                                 ============    ============    ============    ============        ============

LIABILITIES
   Mortgage loans and notes payable              $ 28,828,554    $ (3,117,211)   $ 14,954,425    $       --          $ 40,665,768
   Accounts payable and accrued expenses            2,671,562         (39,425)        116,662            --             2,748,799
   Accrued real estate taxes                          385,569         (20,733)        360,715            --               725,551
   Prepaid rents and security deposits                707,390         (30,759)        284,773            --               961,404
   Dividends payable                                  396,423            --              --              --               396,423
                                                 ------------    ------------    ------------    ------------        ------------

                    Total Liabilities              32,989,498      (3,208,128)     15,716,575            --            45,497,945
                                                 ------------    ------------    ------------    ------------        ------------

OWNERS' EQUITY
   Members' equity                                       --              --         2,740,426      (2,740,426) (d)           --
   Common stock                                         3,171            --              --             1,034  (e)          4,205
   Capital in excess of par value                  12,883,985            --              --         5,961,980  (f)     18,845,965
   Distributions in excess of accumulated
              earnings                               (875,426)        738,596            --        (3,715,363) (g)     (3,852,193)
                                                 ------------    ------------    ------------    ------------        ------------

                    Total Owners' Equity           12,011,730         738,596       2,740,426        (492,775)         14,997,977
                                                 ------------    ------------    ------------    ------------        ------------

    Total Liabilities and Owners' Equity         $ 45,001,228    $ (2,469,532)   $ 18,457,001    $   (492,775)       $ 60,495,922
                                                 ============    ============    ============    ============        ============


                                 See notes to the pro forma consolidated financial statements.

                                                             F-6


                                       AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                            THREE MONTHS ENDED MARCH 31, 2001
                                                       (Unaudited)


                                                               Historical
                                                -----------------------------------------
                                                                                Sheridan      Pro Forma         Pro Forma
                                                 AmeriVest      Giltedge         Plaza       Adjustments        Combined
                                                -----------    -----------    -----------   --------------     -----------
REAL ESTATE OPERATING REVENUE
   Rental revenue                               $ 1,979,081    $  (194,170)   $   706,829   $         --       $ 2,491,740
                                                -----------    -----------    -----------   --------------     -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                            586,649        (62,683)       112,278             --           636,244
      Real estate taxes                             147,980        (20,754)        73,822             --           201,048
      Management fees                               101,301         (9,321)        35,881             --           127,861
   General and administrative                       162,945           (511)         7,784            1,830 (h)     172,048
   Interest                                         595,476        (57,727)          --            303,378 (i)     841,127
   Depreciation and amortization                    341,055        (44,275)          --            116,064 (j)     412,844
                                                -----------    -----------    -----------   --------------     -----------

                                                  1,935,406       (195,271)       229,765          421,272       2,391,172
                                                -----------    -----------    -----------   --------------     -----------

OTHER INCOME
   Interest income                                   11,738           --              418             --            12,156
   Equity in loss of unconsolidated affiliate       (10,843)          --             --             10,843 (c)        --
                                                -----------    -----------    -----------   --------------     -----------

                                                        895           --              418           10,843          12,156
                                                -----------    -----------    -----------   --------------     -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                                    44,570          1,101        477,482         (410,429)        112,724
                                                -----------    -----------    -----------   --------------     -----------

GAIN ON SALE OF REAL ESTATE                            --             --             --          1,235,042 (k)   1,235,042

NET INCOME (LOSS)                               $    44,570    $     1,101    $   477,482      $   824,613     $ 1,347,766
                                                ===========    ===========    ===========      ===========     ===========

NET INCOME PER COMMON SHARE
     Basic and diluted                          $      0.01                                                    $      0.33
                                                ===========                                                    ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                        2,990,868                                                      4,024,610
                                                ===========                                                    ===========

     Diluted                                      3,012,600                                                      4,046,342
                                                ===========                                                    ===========


                              See notes to the pro forma consolidated financial statements.

                                                         F-7


                                      AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                             YEAR ENDED DECEMBER 31, 2000
                                                      (Unaudited)


                                                               Historical
                                                -----------------------------------------
                                                                                Sheridan     Pro Forma         Pro Forma
                                                 AmeriVest      Giltedge         Plaza      Adjustments        Combined
                                                -----------    -----------    -----------   -----------       -----------
REAL ESTATE OPERATING REVENUE
   Rental revenue
      Commercial properties                     $ 6,360,902    $  (842,855)   $ 2,574,343   $      --         $ 8,092,390
      Storage properties                            861,535           --             --            --             861,535
                                                -----------    -----------    -----------   -----------       -----------

                                                  7,222,437       (842,855)     2,574,343          --           8,953,925
                                                -----------    -----------    -----------   -----------       -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                          1,946,633       (245,486)       408,614          --           2,109,761
      Real estate taxes                             668,224        (82,981)       286,892          --             872,135
      Management fees                               344,636        (40,709)       124,540          --             428,467
   General and administrative                       517,019         (3,664)        52,667        17,823(h)        583,845
   Severance expense                                255,442           --             --            --             255,442
   Interest                                       2,167,869       (252,649)          --       1,606,059(i)      3,521,279
   Depreciation and amortization                  1,205,795       (138,909)          --         465,489(j)      1,532,375
                                                -----------    -----------    -----------   -----------       -----------

                                                  7,105,618       (764,398)       872,713     2,089,371         9,303,304
                                                -----------    -----------    -----------   -----------       -----------

OTHER INCOME
   Interest income                                   55,874           --              855          --              56,729
   Equity in loss of unconsolidated affiliate       (52,808)          --             --          52,808(c)           --
                                                -----------    -----------    -----------   -----------       -----------

                                                      3,066           --              855        52,808            56,729
                                                -----------    -----------    -----------   -----------       -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                                   119,885        (78,457)     1,702,485    (2,036,563)         (292,650)
                                                -----------    -----------    -----------   -----------       -----------

GAIN ON SALE OF REAL ESTATE                       2,556,839           --             --       1,200,639(k)      3,757,478

NET INCOME (LOSS)                               $ 2,676,724    $   (78,457)   $ 1,702,485   $  (835,924)      $ 3,464,828
                                                ===========    ===========    ===========   ===========       ===========

NET INCOME PER COMMON SHARE
     Basic and diluted                          $      1.07                                                   $      0.96
                                                ===========                                                   ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                        2,492,584                                                     3,624,264
                                                ===========                                                   ===========

     Diluted                                      2,495,919                                                     3,627,599
                                                ===========                                                   ===========


         See notes to the pro forma consolidated financial statements.

                                      F-8

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the sale of the Giltedge Building and the acquisition of Sheridan Plaza by AmeriVest. For the purpose of these pro forma financial statements, the Company has assumed that the net proceeds from the sale of the Giltedge Building will be used as partial consideration for the acquisition of Sheridan Plaza. In accordance with Section 1031 of the Internal Revenue Code, this transaction, if and when it occurs, will be treated as a tax-deferred exchange.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of March 31, 2001, as adjusted for the sale of the Giltedge Building and the acquisition of Sheridan Plaza, as if both transactions had occurred on March 31, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the three months ended March 31, 2001 and the year ended December 31, 2000 combine the historical operations of AmeriVest with the historical operations of Sheridan Plaza and subtract the historical operations of the Giltedge Building, as if both transactions had occurred at the beginning of the periods presented.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

     a) Real estate assets are recorded at the net book value at the date of acquisition.

     b)   Components of net change in cash as follows:

            Estimated net proceeds from the sale of the
               Giltedge Building                          $ 492,000
            Cash proceeds used for the acquisition of
               Sheridan Plaza                              (492,000)
                                                          ---------
            Net change in cash                            $    --
                                                          =========

     c) Represents the elimination of AmeriVest's 9.639% preferred limited liability company membership interest at March 31, 2001 in Sheridan Investments, the parent company of Sheridan Plaza, which was accounted for under the equity method of accounting.

     d)   Elimination of Sheridan Plaza equity.

     e) Par value of 1,033,742 shares of common stock issued as partial consideration for the acquisition of Sheridan Plaza.

     f) Adjustment to capital in excess of par value comprised of the following:

            New shares issued in acquisition of Sheridan
               Plaza, valued at $5.69 per share for
               accounting purposes                              $ 5,881,992
            Less: value allocated to common stock ($.001
               par value)                                            (1,034)
            Plus: fair value of incentive warrants granted to
               SRA in connection with the acquisition of
               Sheridan Plaza                                        81,022
                                                                -----------
            Total                                               $ 5,961,980
                                                                ===========

     g) Non-cash dividend resulting from acquisition being recorded at historical cost for accounting purposes.

     h)   Actual professional fees incurred by Sheridan Plaza.

     i)   Actual interest expense incurred by Sheridan Plaza.

     j) Pro forma depreciation expense to be recognized on the net book value of the real estate assets acquired. Depreciation is calculated using a 38-year remaining useful life.

     k) Estimated gain on the sale of the Giltedge Building, as if the sale had occurred at the beginning of the periods presented.

NOTE 3 - INCOME PER SHARE

Pro forma income per common share for the three months ended March 31, 2001 and the year ended December 31, 2000 is computed based on the weighted average number of common shares outstanding during the period presented, assuming that the 1,033,742 shares issued in conjunction with the acquisition of Sheridan Plaza were issued at the beginning of the period presented.

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)


The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of Sheridan Plaza and excluding the operations of the Giltedge Building) based upon the pro forma consolidated statements of operations for the year ended December 31, 2000. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Revenue                                                             $ 9,010,654


Expenses:
     Operating expenses                                               2,109,761
     Real estate taxes                                                  872,135
     Management fees                                                    428,467
     General and administrative                                         583,845
     Severance expense                                                  255,442
     Interest                                                         3,521,279
     Depreciation and amortization                                    1,502,439
                                                                    -----------

                   Total expenses                                     9,273,368
                                                                    -----------

                   Estimated Taxable Operating Loss                    (262,714)

     Add back depreciation and amortization                           1,502,439
                                                                    -----------

     Estimated Cash to be Made Available by Operations              $ 1,239,725
                                                                    ===========

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

            NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

Depreciation has been estimated based upon an allocation of the purchase price of Sheridan Plaza to land (12%) and building (88%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

     PROPOSAL NO. 3 - TO RATIFY SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS

     The Board Of Directors recommends that the shareholders vote in favor of electing the certified public accounting firm of Arthur Andersen LLP of Denver, Colorado as the auditors to audit financial statements, prepare tax returns, and perform other accounting and consulting services for us for the fiscal year ending December 31, 2001 or until the Board Of Directors, in its discretion, replaces them.

     On April 5, 2000, we dismissed Wheeler Wasoff, P.C. as our principal accountant. On that date, AmeriVest engaged Arthur Andersen LLP as the principal accountant to audit our financial statements. The Board Of Directors has recommended and approved these actions.

     The accountant's reports of Wheeler Wasoff, P.C. on our consolidated financial statements as of and for the year ended December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between management and Wheeler Wasoff, P.C. during our two most recent fiscal years or during any subsequent period preceding Arthur Andersen's engagement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of a nature which if not resolved to the satisfaction of Wheeler Wasoff, P.C. would have caused it to make reference in connection with its report to the subject matter of the disagreements.

     An affirmative vote of the majority of shares represented at the meeting is necessary to ratify our selection of auditors. There is no legal requirement for submitting this proposal to the shareholders; however, the Board Of Directors believes that it is of sufficient importance to seek ratification. Whether the proposal is approved or defeated, the Board may reconsider its selection of Arthur Andersen LLP. It is expected that one or more representatives of Arthur Andersen LLP will be present at the annual meeting and will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

Independent Public Accountants

     Audit Fees. AmeriVest agreed to pay Arthur Andersen LLP a total of $52,000 for professional services rendered for the audit of AmeriVest's financial statements for the fiscal year ended December 31, 2000 and for their review of the financial statements included in AmeriVest's Quarterly Reports on Form 10-QSB for the fiscal year ended December 31, 2000.

     Financial Information Systems Design And Implementation Fees. Arthur Andersen LLP did not perform any professional services during the fiscal year ended December 31, 2000 relating to financial information systems design and implementation.

     All Other Fees. AmeriVest paid Arthur Andersen LLP a total of $34,400 for all other services performed for AmeriVest during the fiscal year ended December 31, 2000.

Required Vote; Board Recommendation

     The Board Of Directors unanimously recommends vote "FOR" the proposal to ratify the selection of Arthur Andersen LLP as our certified independent accountants.

                                 OTHER BUSINESS

     The Board Of Directors is not aware of any other matters that are to be presented at the annual meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the annual meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment. See below, "Resolutions Proposed By Individual Shareholders; Discretionary Authority To Vote Proxies".

                                VOTING PROCEDURES

     Votes at the Annual Meeting Of Shareholders are counted by Inspectors Of Election appointed by the chairman of the meeting. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to shareholders for their consideration, including the election of directors, the issuance of shares of common stock in connection with the acquisition of Sheridan Plaza at Inverness, LLC, and the ratification of the selection of the independent auditors, unless a different number of votes is required by statute or our Articles Of Incorporation.

     Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a shareholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the name of brokers that are not voted are treated as not present.

                RESOLUTIONS PROPOSED BY INDIVIDUAL SHAREHOLDERS;
                     DISCRETIONARY AUTHORITY TO VOTE PROXIES

     In order to be considered for inclusion in our proxy statement and form of proxy relating to the next annual meeting of shareholders following the end of our 2001 fiscal year, proposals by individual shareholders must be received by us no later than January 14, 2002. Shareholder proposals also must comply with certain SEC rules and regulations.

     In addition, the proxy solicited by the Board Of Directors for the next annual meeting of shareholders will confer discretionary authority on any shareholder proposal presented at that meeting, unless we are provided with notice of such proposal no later than April 1, 2002.

                     AVAILABILITY OF REPORTS ON FORM 10-KSB

   UPON WRITTEN REQUEST, AMERIVEST WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 TO
  ANY OF AMERIVEST'S SHAREHOLDERS OF RECORD, OR TO ANY SHAREHOLDER WHO OWNS OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE, AT THE CLOSE OF BUSINESS ON MARCH 10, 2001. ANY REQUEST FOR A COPY OF OUR ANNUAL REPORT ON
    FORM 10-KSB SHOULD BE MAILED TO THE SECRETARY, AMERIVEST PROPERTIES INC., 1780 SOUTH BELLAIRE STREET, SUITE 515, DENVER, COLORADO 80222, (303) 297-1800.

                           INCORPORATION BY REFERENCE

     We are incorporating by reference into this proxy statement the following information included in reports that we filed with the SEC:

     1. Items 6 (Management's Discussion And Analysis Of Financial Condition And Results Of Operations) and 7 (Financial Statements) included in our Annual Report on Form 10-KSB for the year ended December 31, 2000.

     2. Items (Financial Statements) and 2 (Management's Discussion And Analysis Of Financial Condition And Results Of Operations) included in our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001.

     A copy of each of those reports is being mailed to each shareholder with this proxy statement.

     This notice and proxy statement are sent by order of the Board Of
Directors.




Dated:  May 22, 2001                        Alexander S. Hewitt
                                            Corporate Secretary


                                    * * * * *

                                                                      Appendix A
                                                                      ----------


            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                            AMERIVEST PROPERTIES INC.


I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors of AmeriVest Properties Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are as follows:

     A. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     B. Monitor the independence and performance of the Company's independent auditors and the performance of the Company's accounting department.

     C. Provide an avenue of communication among the independent auditors, management, the Company's accounting department, and the Board of Directors.

     D. Recommend to the Board of Directors the independent auditors to be employed by the Company.

     E.   Discuss the scope of the independent auditors' examination.

     F.   Review the financial statements and the independent auditors' report.

     G.   Review areas of potential significant financial risk to the Company.

     H.   Monitor compliance with legal and regulatory requirements.

     I. Solicit recommendations from the independent auditors regarding internal controls and other matters.

     J. Establish guidelines for the Board of Directors to review related party transactions for potential conflicts of interest.

     K.   Make recommendations to the Board of Directors.

     L.   Perform other related tasks as requested by the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as to anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

          A. Audit Committee members shall meet the requirements of the American Stock Exchange and/or any other exchange on which the Company's stock is traded. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

          B. Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

          C. The Committee shall meet (either in person or telephonically) at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the Chief Financial Officer, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     A. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities And Exchange Commission ("SEC regulations").

     B. Review the Company's annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     C. In consultation with the management, the independent auditors, and the Chief Financial Officer, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the Company's accounting department together with management's responses.

     D. Review with management the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors
     --------------------

     A. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors shall be responsible for the selection, evaluation, and replacement of the independent auditors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     B. Approve the fees and other significant compensation to be paid to the independent auditors.

     C. Review and discuss with the independent auditors all significant relationships that the auditors and their affiliates have with the Company and its affiliates in order to determine the auditors' independence. The Audit Committee shall: (i) request, receive and review on a periodic basis, a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, (ii) discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and (iii) recommend that the Board take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     D. Review the independent auditors' audit plan, including discussing scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     E. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     F. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Accounting Department and Legal Compliance
     ------------------------------------------

     A. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the Company's accounting department, as needed.

     B. Review the appointment and performance of the Chief Financial Officer, and review financial and accounting personnel succession planning with the Company.

     C. Review significant reports prepared by the Company's accounting department together with management's response and follow-up to these reports.

     D. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities
     --------------------------------------

     A. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

     B. Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

     C. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     D.   Periodically perform a self-assessment of Audit Committee performance.



                                    * * * * *

                                  EXHIBIT INDEX


10.1(a)     Purchase And Sale Agreement (Sheridan Plaza at Inverness LLC)*

10.1(b) Amendment No. 1 to Purchase And Sale Agreement (Sheridan Plaza at Inverness LLC)

23.1        Consent of Arthur Andersen LLP

----------

*Previously filed

PROXY                                                                      PROXY

                   For the Annual Meeting Of Stockholders of
                           AMERIVEST PROPERTIES INC.
              Proxy Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints William T. Atkins and Charles K. Knight, or either of them, as proxies or __________________ (stockholders may strike the person(s) designated by Management and insert the name and address of the person(s) to vote the proxy and mail the proxy to the named proxy holder(s)) with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting Of Stockholders of AmeriVest Properties Inc. (the "Corporation"), to be held at 10:00 a.m. on June 20, 2001, at Patton Boggs LLP, 1660 Lincoln Street, Suite 1900, Denver, Colorado 80264, or any adjournments thereof, on the following matters:


1.   Election of the following directors:
       FOR Robert W. Holman, Jr., Class 2 director [ ]       WITHHOLD AUTHORITY to vote for Robert W. Holman, Jr. [ ]

       FOR Charles K. Knight, Class 2 director     [ ]       WITHHOLD AUTHORITY to vote for Charles K. Knight     [ ]

       FOR Jerry J. Tepper, Class 2 director       [ ]       WITHHOLD AUTHORITY to vote for Jerry J. Tepper       [ ]


2. Proposal to issue up to 1,121,209 shares of our common stock at $5.55 per share as a portion of the purchase price for Sheridan Plaza at Inverness LLC, whose sole assets are two office buildings located in Denver, Colorado.

                  ___ For              ___ Against            ___ Abstain

3. Proposal to ratify the selection of Arthur Andersen LLP to serve as our independent certified accountants for the year ending December 31, 2001.

                  ___ For              ___ Against            ___ Abstain

4. In their discretion, the proxies are authorized to vote upon an adjournment or postponement of the meeting.

         [ ] YES                  [ ] NO                 [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2, 3 and 4. This proxy is solicited on behalf of the Board of Directors of AmeriVest Properties Inc.


                (Continued and to be signed on the reverse side)
--------------------------------------------------------------------------------

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]



                                    Dated:
                                    ------------------------------------------

                                    Signature:
                                    ------------------------------------------


                                    Signature:
                                    ------------------------------------------
                                    Signature if held jointly

                                    (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)